Sandler O’Neill & Partners, L.P. 2009 West Coast Financial Services Conference March 3, 2009 F. Morgan Gasior Chief Executive Officer Exhibit 99.1

Safe Harbor Provisions of the Private Litigation
Reform Act of 1995
Certain statements made and information contained in this presentation may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this presentation, the words "may,"
"will," "should," "would," "anticipate," "estimate," "expect," "plan," "believe," "intend," and similar expressions identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by such forward-looking statements.  Such factors include, among others, the following without limitation: general, regional, and local economic conditions and their effect on interest rates, the company and its customers; credit risks and risks from concentrations (geographic and by industry) within the loan portfolio; changes in regulations or accounting policies affecting financial institutions; the costs and effects of litigation and of unexpected or adverse outcomes of such litigation; technological changes; acquisitions and integration of acquired business; the failure of assumptions underlying the establishment of reserves for loan losses and estimations of values of collateral and various financial assets and liabilities; the outcome of efforts to manage interest rate or liquidity risk;
competition; and acts of war or terrorism.  Investors are urged to carefully review and consider the various disclosures made by BankFinancial Corporation in its periodic reports filed with the Securities and Exchange Commission, including the risk factors and other information disclosed in BankFinancial Corporation’s Annual Report on Form 10-K for the most recently ended fiscal year.  Copies of these filings are available at no cost on the SEC's web site at http://www.sec.gov or on BankFinancial’s web site at www.bankfinancial.com.  The Company undertakes no obligation to release revisions to these forward-looking statements or to reflect events or conditions occurring after the date of this presentation.

Focused Metropolitan Chicago Community Bank
Total Assets $1.6 billion
Total Loans $1.3 billion
Total Deposits $1.1 billion
Market Capitalization $221 million
Equity $267 million
Ticker Symbol BFIN
Banking Offices 18
Express Branch Facilities   3  (1 opened in 1Q09)
Customers 64,743
Communities Served 471
Financial data as of 12/31/08
Branch data as of March 2009

Diverse Commercial Lending: Strong Credit Quality
Multi-Family (23.84%)
Nonresidential (26.72%)
Construction (3.87%)
Commercial Leases (13.72%)
Commercial Loans (6.05%)
Home Equity Line of Credit (6.10%)
Consumer & Other (0.53%)
Residential (19.17%)
23.84%
26.72%
19.17%
3.87%
6.05%
13.72%
0.53%
6.10%
74% Loans to Commercial Borrowers
Stable Illinois / Midwestern Geographic
Concentration and Strong National Corporate
Lessees
Dedicated Internal Commercial Loan
Origination Capability
1.07% Non-Performing Loans to Total Loans
1
Expressed as % of total 2008 Commercial Loan Originations.
Regional Commercial Banking: 49%
Commercial Leasing:                   38%
Wholesale Loans:                          13%
1
1
1

DDA (10.20%)
NOW (26.71%)
Savings (8.86%)
Money Market (19.23%)
Retail CD (31.76%)
Wholesale & Municipal CDs (3.24%)
26.71%
8.86%
19.23%
31.76%
3.24%
10.20%
Core Deposits: Combining Tradition & Technology
65% Transaction and Savings Deposits
3% Wholesale & Municipal CDs
Traditional Service Consistency Supplemented
by Telephone & Online Banking Service
Convenience
Targeted Deposit Marketing Based on Customer
Relationships and Proximity to Established
Branch Locations
Emphasis on Customer Linkage Via Technology
2
Online Banking Participation Expressed as a % of Total Customers by Category.
Personal / Household:                        26%
Commercial / Cash Management:    24%
2
2

NIM & Capital Management: Strength & Opportunity
Strong Capital Position
Multiple Sources of Shareholder Returns
Proven Acquisition Integration Capability
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
20%
IVQ 2007 IVQ 2008
Tangible Equity to Tangible Total Assets
Equity to Total Assets
First Dividend in 2006; Raised Dividend in 2007
$76 million in total dividends and shareholder
repurchases as of 12/31/08
Success National Bank - 2001
University National Bank - 2006
4.25%
4.00%
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%

•
Loans & Leases
–
Focus growth in targeted assets with favorable risk / return profiles.
Multi-Family Loans
Commercial Leases
–
Maintain consistent credit underwriting standards, adjusted for economic and local market conditions.
–
Evaluate continued gradual diversification of multi-family lending into stable geographic markets with advantageous pricing and underwriting characteristics and within reasonable travel distance from Chicago.
–
Evaluate retained FNMA securitization to further reduce credit risk exposure of multi-family loan portfolio.
•
Core Deposits
–
Focus growth in insured core deposits and certificates of deposit, particularly commercial deposits.
–
Enhance service delivery and new customer development via Express Branch facility deployment.
Strategic Focus – Organic Growth

Strategic Focus – Mergers & Acquisitions
•
Regulatory-Sourced Transactions
–
Unlikely to participate in resolution which requires the assumption of material levels of non-performing assets or material increases to residential or construction loans.
–
Willing to participate in “Clean Purchase & Assumption” transactions in our primary Chicago greater metropolitan area or in selected metropolitan areas with more favorable market characteristics.
•
Market Transactions
–
Continue to be interested in institutions with strong core deposit franchises and acceptable asset quality characteristics.
–
Institutions may be located in our primary greater Chicago metropolitan area.
–
Would consider institutions in selected metropolitan areas within a reasonable travel distance from
Chicago and with more favorable market characteristics.
–
Would consider the acquisition of small finance company or insurance agencies complementary to our multi-family and other smaller commercial customers.
•
Investment Criteria
–
Maintain consistent historical approach to evaluation of return on investment metrics, including earnings accretion and tangible book value dilution standards.

Long-Term Objectives
• Maintain strong asset quality, liquidity and capital levels.
• Deploy excess tangible capital consistent with achieving market return on equity.
–
Interim focus on achieving market return on average assets while capital levels remain elevated.
• Continue to optimize customer service and operational effectiveness for greater operating efficiencies.

Stock Performance Since Conversion 0 20 40 60 80 100 120 140 BFIN Russell 2000 America's Community Banks June 24, 2005 = 100

Helping Our Customers, Communities and Stockholders Do More Towards Reaching Their Financial Goals